EXHIBIT 99.1


PRESS RELEASE




                          CLIFTON SAVINGS BANCORP, INC.
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                        ANNOUNCES DATE OF ANNUAL MEETING
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         Clifton, New Jersey-- July 28, 2004. Clifton Savings Bancorp, Inc.
(Nasdaq-CSBK), announced today that the company's annual meeting of stockholders will be held on Tuesday, September 7, 2004.

         Clifton Savings Bancorp, Inc. is the holding company for Clifton Savings Bank, S.L.A. and is headquartered in Clifton, New Jersey.
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CONTACT:

        Clifton Savings Bancorp, Inc.
        Investors Relations
        Bart D'Ambra, 973-473-2200